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                                                                  EXHIBIT 31.2



                                  CERTIFICATION

I, Lawrence D. Ellis, certify that:

         1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of The Med-Design Corporation; and

         2. Based on my knowledge, Amendment No. 1, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1 to the annual report.


Date:    April 23, 2004


LAWRENCE D. ELLIS

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Lawrence D. Ellis
Chief Financial Officer